UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2020

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10765	23-2077891
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, Pennsylvania 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock	UHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Officer Salary Reductions in Response to COVID-19 Pandemic:

On June 1, 2020, in response to the COVID19 pandemic, the Compensation Committee of the Board of Directors of Universal Health Services, Inc. (the “Company”) approved the following reductions to the base salaries of the Executive Officers of the Company: (i) Mr. Alan B. Miller’s base salary will be reduced by 100% for the two-month period from June 1, 2020 through July 31, 2020, and; (ii) the base salaries for Messrs. Marc D. Miller, Steve G. Filton, Marvin G. Pember and Matthew J. Peterson will be reduced by 20% for the three-month period from June 1, 2020 through August 31, 2020.

In addition, the base salaries of all non-executive officers of the Company, and certain other members of the Company’s senior management team, will be reduced during the three-month period of June 1, 2020 through August 31, 2020, by various percentages ranging from 20% to 5%.

Contributions by the Company to the UHS Foundation (an Employee Assistance Fund):

In conjunction with the above-mentioned reductions to the base salaries of the Company’s officers and certain other members of the senior management team, the Company intends to contribute the funds generated from the base salary reductions to the UHS Foundation, its previously established employee assistance fund. In addition, the UHS Foundation will also be accepting voluntary contributions from other employees of the Company and other parties.

The UHS Foundation, which was established to assist our employees that are significantly impacted by various events such as FEMA-qualified natural disasters and presidential-declared natural disasters, intends to evaluate the hardships caused by COVID-19 on certain of the Company’s employees and their families, and to consider disbursement of funds to those employees that are most in need of financial assistance.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/s/ Steve Filton
Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

Date: June 4, 2020